UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 17, 2019

COLUMBIA SPORTSWEAR COMPANY
(Exact name of registrant as specified in its charter)

Oregon	000-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
14375 Northwest Science Park Drive
Portland, Oregon 97229
(Address of principal executive offices) (Zip code)
(503) 985-4000
(Registrant’s telephone number, including area code)
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On April 17, 2019, Columbia Sportswear Company entered into an Amended and Restated Credit Agreement (the “Restated Credit Agreement”) with Wells Fargo Bank, National Association, as the administrative agent for the lenders and as a lender, and Bank of America, N.A., as a lender. The Restated Credit Agreement removes certain financial covenant requirements and extends the maturity date to August 1, 2023.
The Restated Credit Agreement, filed as exhibit 10.1 to this Form 8-K, is incorporated into this Item 1.01 by reference.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information disclosed under Item 1.01 is incorporated into this Item 2.03 by this reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

10.1
Amended and Restated Credit Agreement dated April 17, 2019, among Columbia Sportswear Company, Wells Fargo Bank, National Association, as the administrative agent for the lenders and as a lender, and Bank of America, N.A., as a lender.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY

Dated: April 22, 2019	By:	/S/ JIM A. SWANSON
Jim A. Swanson
Senior Vice President and Chief Financial Officer